Goodwill	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
Goodwill

Goodwill
($ millions)	December 31, 2018	December 31, 2017
Beginning of year	633	679
Exchange adjustments	57	(46)
End of year	690	633

As at December 31, 2018, the Company’s goodwill balance related entirely to the Lima Refinery. For impairment testing purposes, the recoverable amount of the Lima Refinery CGU was estimated using the higher of FVLCS and VIU methodology based on cash flows expected over a 50-year period and discounted using an after-tax discount rate of 8 percent.
Management used the higher of FVLCS and VIU calculations for the Lima Refinery CGU, which are sensitive to changes in discount rate, forecasted crack spreads and growth rate. The discount rate is derived from the post-tax weighted average cost of capital, of a group of relevant peers, considered to represent the rate of return that would be required by a typical market participant for similar assets, with appropriate adjustments made to reflect the risks specific to the refinery. Forecasted crack spreads are based on WTI and prices for gasoline and diesel, and are consistent with crack spreads used in the Company’s long range plan.
Cash flow projections for the initial 10-year period are based on long range plan future cash flows and inflated by long-term growth rates of 1 percent and 2 percent, for future EBITDA and capital expenditures, respectively, for the remaining 40-year period. The inflation rate was based upon an average expected inflation rate for the U.S. of 2 percent and adjusted for throughput capacity constraints (2017 – 2 percent). As at December 31, 2018, the recoverable value of the CGU exceeded the carrying amount and no impairment was identified.
The Company used comparative market multipliers to corroborate discounted cash flow results.